UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
January 9, 2023

Informatica Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-40936 (Commission File Number)	61-1999534 (I.R.S. Employer Identification Number)
2100 Seaport Boulevard
Redwood City, California 94063
(650) 385-5000
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	INFA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities

On January 10, 2023, Informatica Inc. (the “Company”) announced a plan to reduce its workforce by approximately 450 employees, representing approximately 7% of the Company’s current global workforce (the “Plan”). The Plan is intended to better align the Company’s global workforce and cost base with its cloud-focused strategic priorities and current business needs.

The Company estimates that it will incur non-recurring charges of approximately $25 million to $35 million in connection with the Plan, primarily related to cash expenditures for employee transition, notice period and severance payments, and employee benefits.

The Company expects that the majority of these charges will be incurred in the first quarter of 2023 and that the implementation of the Plan will be substantially complete by the end of the first quarter of 2023. Potential position eliminations in each country are subject to local law and consultation requirements, which may extend this process beyond the first quarter of 2023 in limited cases. The charges that the Company expects to incur are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual expenses may differ materially from such estimates.

As previously announced, the Company is scheduled to report its fourth quarter and full-year 2022 financial results for the period ended December 31, 2022, on Wednesday, February 8, 2023. Charges associated with the Plan will not impact the financial results of the fourth quarter 2022.

Forward-Looking Statements

Item 2.05 of this Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. These statements, which are not statements of historical fact, may contain estimates, assumptions, projections and/or expectations regarding the Company’s expenses associated with the announced reduction in workforce. Forward-looking statements are often identified by words or phrases such as “may,” “will,” “anticipates,” “estimates,” “plans,” “expects,” “believes,” “intends,” “foresees,” “potential” or the negative of these terms or other similar variations thereof.

Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Company’s efforts to reduce operating expenses and adjust cash flows in light of current business needs and priorities; the Company’s expected costs related to restructuring and related charges, including the timing of such charges; and the impact of the restructuring and related charges on the Company’s business, results of operations and financial condition. These forward-looking statements are not guarantees of future performance and are subject to a number of factors and uncertainties that could cause the Company’s actual results and experiences to differ materially from the anticipated results and expectations expressed in the forward-looking statements.

Among the factors that may cause actual results and expectations to differ from anticipated results and expectations expressed in forward-looking statements include the possibility that assumptions underlying the Company’s expected benefits and the estimates of expenses associated with the reduction in workforce prove inaccurate, that the Company incurs greater than estimated expenses in connection with the reduction in workforce, and that the Company’s business, results of operations or financial condition are adversely affected by the reduction in workforce. The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those more fully described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 that was filed with the SEC on March 24, 2022 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 that was filed with the SEC on November 10, 2022. The forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Transition

On January 9, 2023, the Board of Directors (the “Board”) of Company appointed Michael McLaughlin as EVP Global Finance and Chief Financial Officer (“CFO”) of the Company effective January 16, 2023. Mr. McLaughlin will succeed Eric Brown, who will step down as CFO and cease to be an employee of the Company effective January 13, 2023. Mr. Brown will then continue to serve as a consultant to the Company through March 31, 2023 to support the transition to Mr. McLaughlin as the new CFO.

Mr. McLaughlin, 58, joins Informatica from Fair Isaac Corporation (“FICO”), where he has served as Executive Vice President and Chief Financial Officer since August 2019. At FICO, McLaughlin led the global finance team responsible for FICO’s Software and Scores business segments. Prior to FICO, McLaughlin spent 26 years in investment banking, advising leading technology, financial services and real estate companies on a wide range of strategic and financial topics, most recently serving as Managing Director and Head of Technology Corporate Finance at Morgan Stanley. He holds a B.A. from Stanford University and a Masters of Public and Private Management from the Yale School of Management.

Summary of Terms of Mr. McLaughlin’s Employment Letter

The Company and Mr. McLaughlin have executed an employment letter (the “Employment Letter”), which includes the following financial terms: (i) an annual base salary of $550,000 (the “Base Salary”), (ii) an annual target bonus equal to the Base Salary based on meeting both Company and individual goals under the Company’s Corporate Bonus Plan for senior executives of the Company to be prorated based on his hire date, and (iii) an equity award to be granted under the Company’s 2021 Equity Incentive Plan of restricted stock units (the “RSU Awards”) valued at a total of $12 million based on a 30 calendar-day average of the price of the Company’s common stock. Of the RSU Awards, 60% will be time-based and will vest into shares of common stock over four years according to the following vesting schedule: 12.5% of the time-based award will vest on the first quarterly vesting date after the six-month anniversary of the grant date (expected to be August 15, 2023) and the remainder will vest as to 1/16 for each quarter of continued service thereafter. Quarterly vesting dates will be February 15, May 15, August 15 and November 15 of each year. The remaining 40% of the RSU Awards will be performance-based rights to acquire shares of common stock based on Company performance goals established by the Board for 2023, with 1/3 of the eligible shares to vest on the quarterly vesting date following certification of achievement of the performance goals (anticipated to be in Q1 2024), and 1/3 of the eligible shares will be scheduled to vest on the one-year and two-year anniversaries thereafter. Mr. McLaughlin will also be eligible for additional annual awards of RSUs in the future based on the Company’s granting practices at the time of the award.

In addition, Mr. McLaughlin will receive a signing bonus of $1 million, which will be paid in his first paycheck following 30 days of employment. If (a) he resigns or otherwise terminates his employment with the Company within 12 months of his date of hire for any reason other than Good Reason as defined in the Company’s Change in Control and Severance Agreement (the “Severance Agreement”) or (b) the Company terminates his employment for Cause as defined in the Severance Agreement, Mr. McLaughlin will be obligated to reimburse the Company for the entire signing bonus.

If Mr. McLaughlin’s employment is terminated by the Company without “cause” or if he resigns for “good reason” as defined in the Severance Agreement, he will become entitled to (i) an amount equal to 75% of the annual base salary paid to him during the twelve-month period immediately preceding such termination, (ii) 12 months of continued COBRA coverage and (iii) 12 months post separation to exercise any options that are vested at the time of his separation. Mr. McLaughlin’s receipt of the foregoing severance payments and benefits is subject to his delivery of an effective release of claims against the Company and its affiliates. Mr. McLaughlin will be entitled to receive additional severance benefits if his employment is terminated in connection with a change in control of the Company pursuant to the Severance Agreement, which is applicable to other senior executives and is attached as Exhibit 10.5 to the Company’ Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission on October 18, 2021 (File No. 333-259963).

In connection with his appointment, Mr. McLaughlin will enter into the Company’s standard form of Indemnification Agreement, which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission on October 18, 2021 (File No. 333-259963).

The foregoing description of Mr. McLaughlin’s Employment Letter is qualified in its entirety by reference to the full text of his Employment Letter, which will be filed as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2022.

Summary of Terms of Transition Agreement with Mr. Brown

On January 9, 2023, the Company entered into a Transition and Consulting Agreement (the “Transition Agreement”) with Mr. Brown. Pursuant to the Transition Agreement, Mr. Brown will become a consultant to the Company to provide certain transitional services to the Company during the period from January 14, 2023 through March 31, 2023 (the “Consulting Period”) to support the Company in its preparation to report its 2022 financial results, file its annual report on Form 10-K with the Securities and Exchange Commission for 2022, and other transition matters.

Pursuant to his existing Severance Agreement, Mr. Brown will receive a lump sum payment equal to 75% of his annual salary, the Company will continue to pay the premiums for his COBRA coverage under the Company’s group health, dental and vision care plans for him and his eligible dependents for up to 12 months following the date of his termination of employment, and the Company will provide him with 12 months post separation to exercise any options that are vested at the time of his separation.

Pursuant to the Transition Agreement, Mr. Brown will be paid a consulting fee equal to his current monthly base salary of $49,000 per month during the Consulting Period provided that the Company may terminate the Consulting Period at any time if Mr. Brown does not provide the transitional assistance that the Company reasonably requests pursuant to the Transition Agreement, or otherwise materially breaches that agreement. If Mr. Brown provides the transitional assistance requested through March 31, 2023 and complies with his post-employment obligations under his existing Confidentiality and Intellectual Property Agreement and the Transition Agreement (including but not limited to confidentiality and certain restrictive covenant provisions) all as determined by the CFO Subcommittee of the Board (the “CFO Subcommittee”), the Company will pay him a cash payment on March 31, 2023 equal to 100% of his target bonus for 2022, adjusted based on the Company’s achievement percentage applied to all members of the Company’s Executive Committee. If Mr. Brown continues to comply with his post-employment obligations through December 1, 2023 as determined by the CFO Subcommittee, he will continue the vesting of his outstanding equity grants (except for one RSU grant on December 13, 2022) that would have otherwise vested in calendar year 2023 and those grants will be deemed vested as of December 1, 2023, with any performance-based grants to be determined at the same performance attainment level as the other members of the Company’s Executive Committee as determined by the Compensation Committee of the Board. Any options that are vested as of December 1, 2023 will remain exercisable until January 31, 2024. The maximum number of RSUs that may vest on December 1, 2023 represent 56,162 shares of common stock and the total number of options that may vest on that date would permit Mr. Brown to purchase up to 361,084 shares of common stock.

The foregoing description of Mr. Brown’s Transition Agreement is qualified in its entirety by reference to the full text of the Transition Agreement, which will be filed as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2022.

Item 7.01 Regulation FD Disclosure

On January 10, 2023, the Company issued a press release announcing the foregoing events and reaffirming its fourth quarter and full-year 2022 guidance provided in its October 26, 2022 earnings press release. A copy of the press release is furnished as Exhibit 99.1. This announcement regarding guidance is based on information available to the Company as of the date of this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 10, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	January 10, 2023	INFORMATICA INC.

		By:	/s/ AMIT WALIA
Amit Walia
Chief Executive Officer